C.R. BARD, INC.              Exhibit 10h
                     1990 Stock Option Plan



     The Purpose of the 1990 Stock Option Plan (the "Plan") is to enable key employees of C.R. Bard, Inc. (the "Corporation") and its subsidiaries, including officers, to purchase Common Stock of the Corporation pursuant to options, including "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") and nonstatutory options ("non-qualified stock options").

l.   Stock Subject to the Plan

     The total number of shares of Common Stock of the Corporation subject to the Plan shall be limited so that the aggregate number of shares issuable upon the exercise of options granted under the Plan shall not exceed 1,800,000 shares of the Common Stock of the Corporation as presently constituted.

     The Corporation hereby reserves for the purposes of the Plan a number of its authorized but unissued shares of Common Stock equivalent to the maximum number of shares as to which options may be issued hereunder. However, issued shares which have been or may be reacquired by the Corporation, either especially for use under the Plan or otherwise, may be used for the purposes of the Plan from time to time in place of the shares so reserved if the Board of Directors so determines. Any of the reserved shares which remain upon the termination of all options under the Plan shall thereupon cease to be reserved. In the event that any options granted under the Plan shall terminate, in whole or in part, without having been exercised, the number of shares subject thereto may again be optioned under the Plan.

2.   Administration

     The Plan shall be administered by a committee (the "Committee") consisting of no fewer than three directors of the Corporation who shall be disinterested within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, and who shall serve at the pleasure of the Board of Directors. Subject to the provisions of the Plan, the Committee shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.



                            IV - 258

3.   Participation

     From time to time the Committee may, in its sole discretion, select those key employees (including officers and directors who are employees) of the Corporation or its subsidiaries who shall be granted options under the Plan and the number of shares subject to each option, and the Committee shall thereupon grant such options. As used in the Plan, "subsidiary" means any company of which the Corporation owns, directly or indirectly, at least 50% of the voting stock.

4.   Option Price

     The purchase price (also referred to as the "option price") per share of Common Stock purchased under options granted pursuant to the Plan shall be not less than the mean between the high and low sale price, regular way, on the New York Stock Exchange-- Composite Transactions on the date the option was granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported.

     The option price shall be paid in full by certified or bank cashier's check payable to the order of the Corporation, and/or, to the extent permitted by law, the surrender or delivery to the Corporation of shares of its Common Stock, or, in any other form acceptable to the Corporation, upon the exercise of the option and the stock purchased shall thereupon be promptly delivered, provided, however, that the holder of an option shall be required, as a condition to exercising any option, to make such arrangements with the Corporation as the Committee shall determine for withholding taxes, including, but not limited to, the retention of shares by the Corporation or the return to the Corporation of shares, in each case equal in value to the amount of all or any portion of the withholding tax obligation pursuant to such rules as may be prescribed by the Committee. The value of any shares of Common Stock of the Corporation so surrendered or delivered shall be the mean between the high and low sale price, regular way, on the New York Stock Exchange - Composite Transactions on the date the option was exercised, or, if there is no sale on that date, then on the last preceding date on which such a sale was reported. No holder of any option or his legal representatives, legatees or distributees, as the case may be, will be deemed to be a holder of any shares pursuant to exercise of an option until the date of the issuance of a stock certificate to him for such shares. Unless the holder of the option has exercised the option by surrender or delivery of shares of Common Stock of the Corporation, the proceeds of the sale of stock subject to the options are to be added to the general funds of the Corporation and used for its general corporate purposes.


                              - 2 -

                            IV - 259
5.   Period of Option and Its Exercise

     Except as otherwise specifically set forth in the grant thereof in accordance with the second sentence of this paragraph, each option shall be for a term of up to ten years as determined by the Committee; provided that, no option shall be exercisable within 12 months after the granting thereof, and thereafter 25% may be exercised within 24 months, 50% within 36 months, 7% within 48 months, and 100% after 48 months. Notwithstanding anything to the contrary in this paragraph, the Committee may, when granting options to any person under the Plan, grant options that are exercisable according to a schedule different from that set forth in the preceding sentence. In addition, notwithstanding any of the foregoing, in the event of a "Change of Control," as hereinafter defined, all options shall be immediately exercisable. Notwithstanding anything to the contrary contained in this paragraph, the committee may, in its discretion, accelerate the vesting date and allow retiring employees to exercise outstanding options which would not otherwise be exercisable under the plan on the date of such employee's retirement. The right of a holder of an option to purchase shares subject to any accrued installment may be exercised in whole at any time or in part from time to time after the accrual of such installment and prior to the tenth anniversary of the date of grant thereof. In no case may a fraction of a share be purchased under the Plan.

     No Option shall be exercisable (except as otherwise provided herein in the case of retirement, termination or death) unless the holder at the time of such exercise is, and at all times from the date of the granting of the option to the date of exercise has been, in the employ of the Corporation or a subsidiary.

     The holder of an option who shall retire from the service of the Corporation or a subsidiary after the first anniversary of the date of grant shall be permitted to exercise his option (a) within three months after the day on which such retirement occurs, if an incentive stock option or (b) within three years from the last day of the month in which retirement occurs if a non-qualified stock option; but in no event later than the expiration date of the option, with respect to all or any part of the entire balance of shares to the extent exercisable by the holder of such option at the date of such retirement, provided, however, that if the holder shall die after the date of his retirement, the option shall be exercisable to the extent, and during the period that it would, but for his death, have been otherwise exercisable after retirement by the holder thereof.

     If the holder of an option shall die while in the employ of the Corporation or a subsidiary, the option shall be exercisable to the extent the option was exercisable by the holder thereof on the
date of death;    provided that if the option was then exercisable

                              - 3 -
                            IV - 260
with respect to less than 100% of the shares subject thereto, the number of shares with respect to which the option is exercisable shall be increased to 100% of the total number of shares subject thereto. The period during which the option is exercisable shall commence on the date of death and end on the first anniversary of the month in which the date of death occurred, but in no event shall the period extend beyond the expiration date of the option.

     If employment with the Corporation of the holder of an option shall terminate, the holder shall be permitted to exercise the option, to the extent such option was exercisable on his termination date until 60 days following the date of such termination, but in no event beyond the expiration date of the option.

     The Committee may require, as a condition to the right to exercise an option, that the option holder covenant and agree as to the method of disposal of the shares being acquired upon exercise and represent in writing that he will not dispose of such shares in transactions which, in the opinion of counsel to the Corporation, would violate the Securities Act of 1933, as then amended, and the rules and regulations thereunder.

     In the event the Employee disposes of (whether by sale, exchange, gift or otherwise) any shares of Common Stock acquired pursuant to the exercise of this Option within two years from the date of the granting of this Option or within one year after the transfer of such shares to him upon the exercise of this Option, he shall notify the Company in writing within 30 days after such disposition.

6.   Terms of Acquisition of Options

     Each grantee of an option shall enter into an individual option agreement with the Corporation which shall contain such provisions consistent with the Plan as may be prescribed by the Committee. Nothing in the Plan or any option granted hereunder shall confer any right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate any employment at any time. Such option agreement shall state whether the options granted are incentive stock options or non-qualified stock options.

7.   Non-transferability of Options

     No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution; and an option may be exercised during the lifetime of the holder thereof only by him.


                              - 4 -
                            IV - 261
8.   Death of a Holder of Option

     In the event of the death of a holder of an option under the Plan, an option granted to him may be exercised by the person or persons to whom his rights under the option pass by will or the laws of descent and distribution (including his estate during the period of administration) as and to the extent provided in paragraph 5 hereof, but in no event later than the expiration date of the option.

9.   Adjustments Upon Changes in Capitalization

     Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock of the Corporation by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to an individual and the number and class of shares subject to each outstanding option and the option prices shall be proportionately adjusted by the Board of Directors of the Corporation whose determination shall be conclusive. Any fractional shares resulting from computation pursuant to this paragraph shall be eliminated from the option.

l0.  Limitation on Grants of Incentive Stock Options

     The aggregate fair market value (determined as of the date the option is granted) of the common stock with respect to which incentive stock options first become exercisable in any one calendar year shall not exceed $100,000. The excess, if any, shall be treated as nonqualified stock options.

ll.  Change of Control

     Change of Control shall occur if a change of control of the nature that would be required to be reported in response to item 1(a) of the Current Report on Form 8-K as in effect on the date hereof pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, provided that, without limitation, a "Change of Control" shall be deemed to have occurred if (a) the beneficial ownership at any time hereafter by any person, as defined herein, of capital stock of the Company, the voting power of which constitutes 20% or more of the general voting power of all of the Company's outstanding capital or (b) individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Board" generally and as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of a least

                              - 5 -
                            IV - 262
three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of the Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board. No sale to underwriters or private placement of its capital stock by the Company, nor any acquisition by the Company, through merger, purchase of assets or otherwise, effected in whole or in part by issuance or reissuance of shares of its capital stock, shall constitute a Change of Control. For purposes of the definition of "Change of Control," the following definitions shall be applicable:

(i) The term "person" shall mean any individual, group, corporation or other entity.
(ii) Any person shall be deemed to be the beneficial owner of any shares of capital stock of the Company:

      (A) which that person owns directly, whether or not of record, or
      (B) which that person has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants, or options, or otherwise, or
      (C) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (B) above), by an "affiliate" or "associate" (as defined in the rules of the Securities and Exchange Commission under the Securities Act of 1933) of that person, or
      (D) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (B) above), by any other person with which that person or his "affiliate" or "associate" (defined as aforesaid) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Company.

(iii) The outstanding shares of capital stock of the Company shall include shares deemed owned through application of clauses
      (ii)(B), (C) and (D), above, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise, but which are not actually outstanding. (iv) Shares of capital stock, if any, held by The Chase Manhattan Bank N.A. under the Indenture and the Escrow Agreement dated as of November 1, 1971 between International Paper Company and said bank shall not be deemed owned by International Paper Company or by said bank for purposes of this Plan, so long as they are held by said bank under said Escrow

                              - 6 -
                            IV - 263
      Agreement, but said shares shall be deemed outstanding for the purpose of determining the aggregate number of outstanding shares of capital stock of the Company.

12.   Special Rules Regarding Incentive Stock Options Granted to
      Certain Employees

      Notwithstanding the provision of paragraph 4 and 5 of this Plan, no incentive stock option shall be granted to any employee who, at the time the option is granted, owns (directly, or within the meaning of Section 425(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Corporation or any subsidiary corporation, unless (a) the option price under such option is at least 110 percent of the fair market value of the stock subject to the option at the time of the grant and (b) such option by its terms is not exercisable after the expiration of ten years from the date it is granted.

13.   Amendment and Termination

      Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on April 1, 1995, and no option under it shall be granted thereafter. The Board of Directors of the Corporation at any time may terminate the Plan, or make such changes in it and additions to it as the Board of Directors deems advisable, provided, however, that except as provided in paragraph 9 hereof the Board of Directors may not, without further approval by the holders of a majority of the shares of Common Stock of the Corporation voting thereon, increase the maximum number of shares as to which options may be granted under the Plan either in the aggregate or to any individual employee, or reduce the option price, or extend the period during which options may be granted or exercised or grant options to any persons other than key employees, including officers. No termination or amendment of the Plan may, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.















                              - 7 -
                            IV - 264